Exhibit 99.1
THIRD QUARTER 2025
EARNINGS RELEASE
November 20, 2025

MEDIACO REPORTS THIRD QUARTER
FINANCIAL RESULTS
Year-to-Date Revenue of $94.7 million
Digital revenue Surges to 49.2% of Advertising Sales
MediaCo is in Growth Mode
Market Expansion, Addition of FAST Channels, Focus on Strategic M&A

New York, NY –November 20, 2025– MediaCo Holding Inc. (Nasdaq: MDIA) today reported financial results for the third quarter ended September 30, 2025.

Year-to-date Net Revenue was $94.7 million, up $31.9 million, or 51%, from the prior year, driven primarily by new Audio and Video segment assets from the April 2024 Estrella Acquisition. Year-to-date Net Loss was $33.9 million, compared to Net Income of $2.9 million from the prior year, primarily due to change in fair value of warrant shares liability; partially offset by higher revenue and lower corporate costs related to the April 2024 Estrella Acquisition.

Year-to-date Adjusted EBITDA was $5.0 million, up $9.6 million from the prior year Adjusted EBITDA loss of $4.6 million, driven by higher revenue and improved operational management. Adjusted EBITDA margin improved to 5% from a negative margin in the prior-year period. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please refer to the “Definitions and Disclosures Regarding Non-GAAP Financial Information” section herein, the reconciliations at the end of this press release and additional information on our website.
2025 Third Quarter Financial Summary

	Three Months Ended September 30,		Change
(Dollars in thousands)	2025	2024	%
NET REVENUES	$35,398	$29,859	19%
NET (LOSS) INCOME	$(17,891)	$54,926	(133)%
% Margin(1)	(51)%	184%
ADJUSTED EBITDA(2)	$2,095	$(112)	1971%
% Margin(1)(2)	6%	—%
2025 Nine Month Financial Summary

	Nine Months Ended September 30,		Change
(Dollars in thousands)	2025	2024	%
NET REVENUES	$94,673	$62,767	51%
NET (LOSS) INCOME	$(33,887)	$2,942	N/A
% Margin(1)	(36)%	5%
ADJUSTED EBITDA(2)	$5,013	$(4,611)	209%
% Margin(1)(2)	5%	(7)%

(1)Net Income margin is Net Income as a percentage of Net Revenue. Adjusted EBITDA margin is Adjusted EBITDA as a percentage of Net Revenue.
(2)Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please refer to the “Definitions and Disclosures Regarding Non- GAAP Financial Information” section herein, the reconciliations at the end of this press release and additional information on our website.

THIRD QUARTER 2025
EARNINGS RELEASE

“We continued to execute at a high level during the third quarter, driving tangible gains across virtually every facet of our strategic plan, stated Albert Rodriguez, MediaCo CEO and President. “Building on the strength of our brands and talent, we drove a substantial gain in our revenues, including a surge in our digital revenue to $17 million, which now accounts for 49.2% of our total advertising sales, ranking among the top in the industry. All-the-while, we continued to maintain a disciplined approach to managing our expenses and efficiently allocating our resources to the most promising growth initiatives.

“Looking ahead, we are in growth mode, as evidenced by our expansion in New York, Florida, Georgia, Illinois, and Arizona, the addition of our FAST channels and our focus on strategic mergers and acquisitions. We committed to delivering ratings growth and increasing our share of advertising in key markets, while securing important content and distribution partnerships that will allow us to efficiently grow our broadcast and digital audiences nationally. As we build on our momentum and continue to pursue synergies across our dynamic multi-channel platform, we remain well positioned to drive growth in our revenues, cash flows and margins to the benefit of our shareholders.”
Company and Business Highlights

•EstrellaTV, the leading Spanish-language television network for diverse and cross-cultural Hispanic audiences, closed out October 2025 with historic ratings momentum, delivering one of its largest year-over-year monthly percentage gains among Adults 18-49 since the network began with Nielsen measurement in March 2010.
•HOT 97, the top-ranked multi-cultural radio station in New York and the tri-state region, across any language, achieved record ratings growth, including its highest monthly audience levels in history among Adults 18-49 during radio prime (Monday–Friday, 6am–7pm) in September 2025. These historic ratings reflect the energy, creativity, and authenticity that define HOT 97, the heartbeat of hip hop for generations of audiences.
•MediaCo launched WMBC-TV in New York, a full-power HD “must carry” television station, now featuring the EstrellaTV Network. Owned and operated by Mountain Broadcasting Corporation, WMBC-TV began delivering full-power, over-the-air HD coverage in October, with carriage on all major cable broadcast tiers. Transmitting from the top of One World Trade Center, the station reaches more than 20 million viewers across the New York metropolitan area.
•MediaCo expanded distribution of HOT 97 and WBLS, to Dot 2 audio audiences in Los Angeles, Riverside, Dallas, and Houston, marking a major step in the Company’s mission to connect multicultural audiences nationwide. Listeners in these cities will now have 24/7 access to the best in Hip Hop, R&B, and Urban culture, featuring exclusive interviews, live performances, lifestyle programming, and local community content that celebrates the artists and voices shaping today’s culture.
•MediaCo expanded HOT 97, into television in Atlanta with the launch of WHOT TV 66, in partnership with TRACE, the global media brand dedicated to Afro-urban music and culture. The newly rebranded station showcases HOT 97’s signature blend of music, lifestyle, and culture and features Afro-urban programming from TRACE and ATLNOW.

In addition, Debra DeFelice, Chief Financial Officer and Treasurer, was recently promoted to the additional role of Executive Vice President, reflecting her key role within the Company’s leadership team. She commented, “I look forward to continuing our momentum as we work towards the next phase of MediaCo’s growth. The third quarter further validates the strategic value of the Estrella acquisition and the strength of our operating model. We delivered significant year-to-date revenue growth and a meaningful swing to positive Adjusted EBITDA, driven by both scale benefits and tighter cost management. We expect to build on this momentum as integration efficiencies continue to materialize and as we further optimize our audio and video portfolio and expand our distribution channels.”

Brian Fisher was promoted to Chief Revenue Officer during the third quarter and is leading all revenue-generating     functions across MediaCo’s portfolio, including national and local sales for linear, audio, events, and digital.

THIRD QUARTER 2025
EARNINGS RELEASE
Forward-Looking Statements
This communication includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). You can identify these forward-looking statements by our use of words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions, whether in the negative or affirmative. Such forward-looking statements, which speak only as of the date hereof, are based on managements’ estimates, assumptions and beliefs regarding our future plans, intentions and expectations. We cannot guarantee that we will achieve these plans, intentions or expectations. All statements regarding our expected financial position, business, results of operations and financing plans are forward-looking statements.
Actual results or events could differ materially from the plans, intentions or expectations disclosed in the forward-looking statements we make. We have included important facts in various cautionary statements in this communication that we believe could cause our actual results to differ materially from forward-looking statements that we make. The forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. We undertake no obligation to update or revise any forward-looking statements because of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see MediaCo’s other filings with the Securities and Exchange Commission.
Definitions and Disclosures Regarding Non-GAAP Financial Information
We define Adjusted EBITDA as consolidated Operating loss adjusted to exclude restructuring expenses, business combination transaction costs, unusual and non-recurring expenditures, non-cash items and non-cash compensation included within operating expenses, as well as the following line items presented in our Statements of Operations: Depreciation and amortization, Loss on disposal of assets, change in fair value of warrant shares liability and Other income. Alternatively, Adjusted EBITDA is calculated as Net loss, adjusted to exclude Provision for income taxes, Interest expense, net, Depreciation and amortization, Loss on disposal of assets, Change in fair value of warrant shares liability, Other income, and Other adjustments. We use Adjusted EBITDA, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. Since Adjusted EBITDA is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating loss or net loss as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. Adjusted EBITDA is not necessarily a measure of our ability to fund our cash needs. Because it excludes certain financial information compared with operating loss and compared with consolidated net loss, the most directly comparable GAAP financial measures, users of this financial information should consider the types of events and transactions which are excluded.
For a reconciliation of these non-GAAP financial measurements to the GAAP financial results cited in this news announcement, please see the supplemental tables at the end of this release.

About MediaCo Holding Inc.

MediaCo Holding Inc. (Nasdaq: MDIA) is a diverse-owned, multi-platform media company serving multicultural audiences across the U.S. Through a network of iconic brands—including Hot 97, WBLS, EstrellaTV, Estrella News, Que Buena Los Angeles and the Don Cheto Radio Network—MediaCo reaches over 20 million people monthly via television, radio, digital, and streaming platforms. The company's innovative and culturally resonant content spans music, news, and entertainment across major local and national markets. More info at www.mediacoholding.com.

Investor Contact:
Debra DeFelice
Executive Vice President, Chief Financial Officer and Treasurer
MEDIACO HOLDING INC.
press@MediaCoHolding.com

APPENDIX
MEDIACO HOLDING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Change
(Dollars in thousands)	2025	2024	$	%
NET REVENUES	$35,398	$29,859	5,539	19
OPERATING EXPENSES:
Operating expenses	39,464	32,672	6,792	21
Corporate expenses	1,341	2,319	(978)	(42)
Depreciation and amortization	1,684	1,741	(57)	(3)
Total operating expenses	42,489	36,732	5,757	16
OPERATING LOSS	(7,091)	(6,873)	(218)	3
OTHER INCOME (EXPENSE):
Interest expense, net	(3,931)	(3,274)	(657)	20
Change in fair value of warrant shares liability	(7,333)	65,439	(72,772)	N/A
Other income (expense)	746	(24)	770	(3,208)
Total other (expense) income	(10,518)	62,141	(72,659)	(117)
(LOSS) INCOME BEFORE INCOME TAXES	(17,609)	55,268	(72,877)	(132)
PROVISION FOR INCOME TAXES	282	342	(60)	(18)
NET (LOSS) INCOME	$(17,891)	$54,926	(72,817)	(133)

APPENDIX
MEDIACO HOLDING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30,		Change
(Dollars in thousands)	2025	2024	$	%
NET REVENUES	$94,673	$62,767	31,906	51
OPERATING EXPENSES:
Operating expenses	103,450	73,969	29,481	40
Corporate expenses	4,488	9,154	(4,666)	(51)
Depreciation and amortization	5,150	3,305	1,845	56
Loss on disposal of assets	144	5	139	2,780
Total operating expenses	113,232	86,433	26,799	31
OPERATING LOSS	(18,559)	(23,666)	5,107	(22)
OTHER INCOME (EXPENSE):
Interest expense, net	(11,540)	(7,192)	(4,348)	60
Change in fair value of warrant shares liability	(5,923)	34,412	(40,335)	N/A
Other income (expense)	2,976	(4)	2,980	(74,500)
Total other (expense) income	(14,487)	27,216	(41,703)	(153)
(LOSS) INCOME BEFORE INCOME TAXES	(33,046)	3,550	(36,596)	(1,031)
PROVISION FOR INCOME TAXES	841	608	233	38
NET (LOSS) INCOME	$(33,887)	$2,942	(36,829)	N/A

APPENDIX
MEDIACO HOLDING INC.
NON-GAAP FINANCIAL MEASURES
RECONCILIATIONS OF NET LOSS TO EBITDA AND ADJUSTED EBITDA (1)
AND NET LOSS MARGIN TO ADJUSTED EBITDA MARGIN(1)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands)	2025	2024	2025	2024
NET REVENUES	$35,398	$29,859	$94,673	$62,767

Net (Loss) Income	$(17,891)	$54,926	$(33,887)	$2,942
% Margin	(51)%	184%	(36)%	5%

Provision for income taxes	282	342	841	608
Interest expense, net	3,931	3,274	11,540	7,192
Depreciation and amortization	1,684	1,741	5,150	3,305
EBITDA	$(11,994)	$60,283	$(16,356)	$14,047
Loss on disposal of assets	—	—	144	5
Change in fair value of warrant shares liability	7,333	(65,439)	5,923	(34,412)
Other income	(746)	24	(2,976)	4
Other adjustments	7,502	5,020	18,278	15,745
Adjusted EBITDA(1)	$2,095	$(112)	$5,013	$(4,611)
% Margin (1)	6%	—%	5%	(7)%

(1)	We define Adjusted EBITDA as consolidated Operating loss adjusted to exclude restructuring expenses, business combination transaction costs, unusual and non-recurring expenditures, non-cash items and non-cash compensation included within operating expenses, as well as the following line items presented in our Statements of Operations: Depreciation and amortization, Loss on disposal of assets, change in fair value of warrant shares liability and Other income. Alternatively, Adjusted EBITDA is calculated as Net loss, adjusted to exclude Provision for income taxes, Interest expense, net, Depreciation and amortization, Loss on disposal of assets, Change in fair value of warrant shares liability, Other income, and Other adjustments. We use Adjusted EBITDA, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. Since Adjusted EBITDA is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating loss or net loss as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. Adjusted EBITDA is not necessarily a measure of our ability to fund our cash needs. Because it excludes certain financial information compared with operating loss and compared with consolidated net loss, the most directly comparable GAAP financial measures, users of this financial information should consider the types of events and transactions which are excluded.